SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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                        Date of Report: December 31, 2005
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                       (Date of earliest event reported)

                       Zond-PanAero Windsystem Partners I,
                        a California Limited Partnership
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            California              0-13510                  77-003535
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   (State or Other Jurisdiction   (Commission              (IRS Employer
        of Incorporation)         File Number)           Identification No.)

               1221 Lamar Street, Suite 1600, Houston, Texas 77010
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                    (Address of Principal Executive Offices)

                                 (713) 853-0530
                                 --------------
                        (Registrant's telephone number,
                              including area code)

                                      N/A
                                      ---
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement.
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Extension of Management Agreement
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          Zond-PanAero Windsystem Partners I (the "Partnership") and Enron Wind
Systems, LLC ("EWS") entered into the Fifth Amendment to Windsystem Management Agreement dated as of January 5, 2006 (the "Management Agreement Amendment"), which amends the Windsystem Management Agreement dated July 27, 1988, as amended (the "Management Agreement") between the Partnership and EWS. The Management Agreement Amendment was effective as of December 31, 2005. Pursuant to the Management Agreement, EWS manages the wind turbine electric power generating facility owned by the Partnership. The Management Agreement Amendment extended the termination date of the Management Agreement from December 31, 2005 to March 31, 2006, subject to earlier termination by either party upon ten days prior written notice.

         A copy of the Management Agreement Amendment is attached hereto as
Exhibit 10.1.

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;
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Appointment of Principal Officers
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         Effective December 31, 2005, Robert Semple resigned as a Director of
Enron Renewable Energy Corp. ("EREC"), which is indirectly wholly-owned by Enron Corp. EREC indirectly holds the sole membership interest in Zond Windsystems Management LLC (the "General Partner"), the general partner of the Partnership. The Directors of EREC may be deemed Directors of the Partnership under the Securities Exchange Act of 1934.

         On January 3, 2006, Smith Street Land Company, the sole shareholder of EREC, elected Richard Lydecker and K. Wade Cline as Directors of EREC, constituting the entire Board of EREC. The entire Board of Directors of EREC serves as the Audit Committee of the Partnership.

         Effective December 31, 2005, Eric D. Gadd resigned as President and Chief Executive Officer of the General Partner.

         On January 3, 2006, EREC elected Jesse E. Neyman as the President and Chief Executive Officer of the General Partner. Mr. Neyman, age 61, has served as Vice President, Principal Investments, Enron Corp. since early 2002. He is responsible for managing financial investment portfolios of Enron Corp. and its affiliates. Mr. Neyman has served as a director on the boards of several of the portfolio companies under management. Prior to such officer position with Enron Corp., Mr. Neyman served as Vice President of Enron Producer Finance providing risk capital to the oil and gas sector.

Item 8.01  Other Events.
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


         Pursuant to the Reservation of Rights Agreement, dated as of June 23, 2005 (the "Reservation of Rights Agreement") between the Partnership and PAMC Management Corporation ("PAMC"), which is an affiliate of Mesa Wind Developers ("Mesa"), the Partnership had contractual rights to (i) deliver power to Southern California Edison Company ("SCE"), under a Reformed Standard Offer 1 As-Available capacity and Energy Power Purchase Agreement dated as of June 23, 2005 (the "PPA") between SCE and PAMC, from the wind turbine electric power generation facility owned by the Partnership (the "Wind Power Facility"), and
(ii) interconnect the Wind Power Facility with SCE's transmission system under an Interconnection Facilities Agreement effective as of June 23, 2005 between SCE and PAMC (the "Interconnection Agreement"). The Reservation of Rights Agreement expired by its terms on December 31, 2005. However, the Partnership is continuing to operate the Wind Power Facility and deliver power to SCE. The Partnership is seeking an extension of the term of the Reservation of Rights Agreement. However, there is no assurance that PAMC will grant any such extension. Unless an extension is executed, the Partnership will not have contractual rights to deliver power to SCE under the PPA or to interconnect the Wind Power Facility with the SCE transmission system and there is no assurance that the Partnership will receive payment under the PPA or otherwise with respect to its deliveries of energy to SCE made after December 31, 2005.

         Pursuant to the Wind Park Easement Agreement dated as of September 7, 1984, between Mesa and the Partnership, as amended (the "Easement Agreement"), the Partnership was able to use a portion of the operating site and the infrastructural improvements in connection with the operation of the Wind Power Facility. The Easement Agreement expired by its terms on
December 31, 2005. The Partnership is seeking an extension of the term of the Easement Agreement. However, there is no assurance that Mesa will grant any such extension. Unless an extension is executed, the Partnership will not have contractual rights to use a portion of the operating site for the production of electricity or to use the infrastructural improvements in connection with the operation of the Wind Power Facility.









Item 9.01.   Financial Statements and Exhibits.
             ---------------------------------

         (c) Exhibits.


10.1 Fifth Amendment to Windsystem Management Agreement dated as of January 5, 2006, which is effective as of December 31, 2005, between the Partnership and Enron Wind Systems, LLC.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Zond-PanAero Windsystem Partners I,
                                           a California Limited Partnership

                                           By:  Zond Windsystems Management LLC,
                                                General Partner


Date: January 6, 2006                 By:  /s/ Jesse E. Neyman
                                          _______________________________
                                          Name:   Jesse E. Neyman
                                          Title:  President and Chief Executive
                                                  Officer





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


Exhibit Index
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Exhibit           Description
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10.1 Fifth Amendment to Windsystem Management Agreement dated as of January 5,
2005, which is effective as of December 31, 2005, between the Partnership and Enron Wind Systems, LLC.











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